UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2009

CAMDEN LEARNING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-52919	83-0479936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 East Pratt Street, Suite 1200 Baltimore, MD	21202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 878-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

CAMDEN LEARNING CORPORATION (“CAMDEN”) AND DLORAH, INC. (“DLORAH”) CLAIM THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF CAMDEN AND DLORAH REGARDING, AMONG OTHER THINGS, CAMDEN’S PROPOSED BUSINESS COMBINATION WITH DLORAH DISCUSSED HEREIN AND THE BUSINESS OF DLORAH, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: CHANGING INTERPRETATIONS OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; CONTINUED COMPLIANCE WITH GOVERNMENT REGULATIONS; CHANGING LEGISLATION OR REGULATORY ENVIRONMENTS; REQUIREMENTS OR CHANGES AFFECTING THE BUSINESS IN WHICH DLORAH IS, AND CAMDEN WILL BE, ENGAGED; MANAGEMENT OF GROWTH; INTENSITY OF COMPETITION; GENERAL ECONOMIC CONDITIONS; AS WELL AS OTHER RELEVANT RISKS DETAILED IN CAMDEN’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION. THE INFORMATION SET FORTH HEREIN SHOULD BE READ IN LIGHT OF SUCH RISKS. NEITHER CAMDEN NOR DLORAH ASSUMES ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS CURRENT REPORT.

CAMDEN INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS SECURITYHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING CAMDEN’S SECURITIES, REGARDING ITS PROPOSED BUSINESS COMBINATION WITH DLORAH, AS DESCRIBED IN THIS CURRENT REPORT. THIS CURRENT REPORT WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

CAMDEN HAS FILED A PRELIMINARY PROXY STATEMENT AND CERTAIN AMENDMENTS THERETO WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS. STOCKHOLDERS AND WARRANTHOLDERS OF CAMDEN AND OTHER INTERESTED PERSONS ARE URGED TO READ THESE DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ CAMDEN’S FINAL PROSPECTUS, DATED NOVEMBER 29, 2007, ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MAY 31, 2009 (THE “ANNUAL REPORT”) AND OTHER REPORTS AS FILED WITH THE SEC, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF CAMDEN’S OFFICERS AND DIRECTORS AND THEIR AFFILIATES AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE PROPOSED TRANSACTIONS. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AND WARRANTHOLDERS AS OF THE RECORD DATE FOR VOTING ON THE PROPOSED TRANSACTIONS. STOCKHOLDERS, WARRANTHOLDERS AND OTHERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT WITHOUT CHARGE, BY DIRECTING A REQUEST TO CAMDEN IN WRITING AT 500 EAST PRATT STREET, SUITE 1200, BALTIMORE, MD 21202, OR BY TELEPHONE AT (410) 878-6800. FREE COPIES OF THESE DOCUMENTS CAN ALSO BE OBTAINED, WHEN AVAILABLE, AT THE SEC’S INTERNET SITE (http://www.sec.gov).

CAMDEN AND DLORAH AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF CAMDEN’S STOCKHOLDERS AND WARRANTHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS. THE UNDERWRITERS OF CAMDEN’S INITIAL PUBLIC OFFERING MAY PROVIDE ASSISTANCE TO CAMDEN, DLORAH AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS, AND MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES. A SUBSTANTIAL PORTION OF THE UNDERWRITERS’ FEES RELATING TO CAMDEN’S INITIAL PUBLIC OFFERING WERE DEFERRED PENDING STOCKHOLDER APPROVAL OF CAMDEN’S INITIAL BUSINESS COMBINATION, AND STOCKHOLDERS AND WARRANTHOLDERS ARE ADVISED THAT THE UNDERWRITERS HAVE A FINANCIAL INTEREST IN THE SUCCESSFUL OUTCOME OF THE PROXY SOLICITATION. INFORMATION ABOUT CAMDEN’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS ANNUAL REPORT. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF POTENTIAL PARTICIPANTS IS INCLUDED IN THE PROXY STATEMENT FILED BY CAMDEN WITH THE SEC.

THE INFORMATION ON DLORAH’S WEBSITE IS NOT, AND SHALL NOT BE DEEMED TO BE, A PART OF THIS CURRENT REPORT OR INCORPORATED IN FILINGS CAMDEN MAKES WITH THE SEC.

THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.  NO OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Item 8.01 Other Events

Camden Learning Corporation (“Camden” or the “Company”) announced that stockholders of record as of the close of business on November 5, 2009 will be invited to attend Camden’s Special Meeting of Stockholders to vote on, or submit a proxy to vote on, among other matters, the proposed Agreement and Plan of Reorganization, as amended, through which Dlorah, Inc., a South Dakota corporation which owns and operates National American University (“Dlorah”), and a wholly-owned subsidiary of Camden (“Merger Sub”) will merge.  Camden also announced that warrantholders of record as of the close of business on November 5, 2009 will be invited to attend Camden’s Special Meeting of Warrantholders to vote on the warrant redemption.

The Special Meeting of Warrantholders is scheduled to be held at 10:00 a.m., Eastern time, on Monday, November 23, 2009, at the offices of Ellenoff Grossman & Schole LLP, Camden’s counsel, at 150 East 42nd Street, 11th Floor, New York, New York 10017.  The Special Meeting of Stockholders is scheduled to be held on the same date at the same location at 10:30 a.m., Eastern time.  The full meeting agendas will be detailed in the proxy statement to be mailed to all stockholders and warrantholders of record as of the close of business on November 5, 2009.

Warrantholders of record as of November 5, 2009 will be invited to attend the Special Meeting of Warrantholders to vote on a proposal to amend the terms of the warrant agreement governing Camden’s publicly traded warrants exercisable for shares of Company common stock in order to require the redemption by the Company of all of the outstanding warrants upon the consummation of the transaction described herein, at a price of $0.50 per warrant.

Stockholders of record as of November 5, 2009 will be invited to attend the Special Meeting of Stockholders and to vote on the following proposals:  (i) to approve the merger of Merger Sub with and into Dlorah, with Dlorah surviving as a wholly-owned subsidiary of the Camden, as a result of which the stockholders of Dlorah will contribute all of the outstanding capital stock of Dlorah to Camden in exchange for shares of a newly created class of common stock, common stock purchase warrants and restricted shares of the Company’s currently authorized common stock (the ‘‘Transaction’’), pursuant to the terms of an Agreement and Plan of Reorganization, dated August 7, 2009, as amended and restated in its entirety as of August 11, 2009, and as further amended by that certain Amendment No. 1 to the Amended and Restated Agreement and Plan of Reorganization, dated October 26, 2009, by and among Camden, Merger Sub and Dlorah, and the transactions contemplated thereby; (ii) to approve an amendment to the Company’s amended and restated certificate of incorporation to change the name of the Company to ‘‘National American University Holdings, Inc.’’; (iii) to approve an amendment to the Company’s amended and restated certificate of incorporation to increase the authorized capital of the Company from 21,000,000 shares, consisting of 20,000,000 shares of common stock, par value $0.0001 per share (the ‘‘Common Stock’’), and 1,000,000 shares of preferred stock, par value $0.0001 per share (the ‘‘Preferred Stock’’), to 51,100,000 shares, consisting of 50,000,000 shares of Common Stock, 100,000 shares of Class A Common Stock, par value $0.0001 per share, and 1,000,000 shares of Preferred Stock, with a portion of such additional shares used as part of the consideration issued to the stockholders of Dlorah in connection with the Transaction; (iv) to approve an amendment to the Company’s amended and restated certificate of incorporation to create a new class of common stock of the Company to be designated as Class A Common Stock, par value $0.0001 per share; (v) to approve, separately, certain amendments to the Company’s amended and restated certificate of incorporation to eliminate certain special purpose acquisition company provisions therein; and (vi) to adopt the 2009 Stock Option and Compensation Plan pursuant to which the Company will reserve 1,300,000 shares of Common Stock for issuance pursuant to the plan.

A copy of Camden’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information furnished under this Item, including the exhibit related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of Camden, except as shall be expressly set forth by specific reference in such document.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated November 2, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 2, 2009	CAMDEN LEARNING CORPORATION

	By:	/s/ David Warnock
	Name:	David Warnock
	Title:	President and Chief Executive Officer